Exhibit (j) under Form N-1A
                                          Exhibit (23) under Item 60/Reg.S-K


                         Independent Auditors Consent

We consent to the use in Post-Effective Amendment No. 41 to Registration Statement 2-74191 of Federated Government Income Securities, Inc, of our report dated April 17, 2001 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Financial Highlights" in such Prospectus.

                                          /s/ Deloitte & Touche LLP
                                          -------------------------
                                          Deloitte & Touche LLP
Boston, Massachusetts
April 23, 2001